UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01710

T. Rowe Price New Era Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

New Era Fund	June 30, 2021
PRNEX	Investor Class
TRNEX	I Class

T. ROWE PRICE NEW ERA FUND

HIGHLIGHTS

■	The New Era Fund returned 15.83% in the six months ended June 30, 2021. The fund underperformed both the MSCI World Select Natural Resources Index Net and its peer group, as represented by the Lipper Global Natural Resources Funds Index.

■	Relative to the Lipper index, underweight allocations and stock selection in oil and gas explorers and producers detracted, while limited exposure to precious metals and minerals contributed to relative performance.

■	Our bearish long-term outlook for commodities has not changed. Despite the robust recovery in oil prices, productivity gains remain strong. We remain meaningfully underweight energy, and we continue to favor industries that benefit from commodity deflation with a favorable environmental, social, and governance tailwind.

■	We are committed to our bottom-up stock-selection process and our philosophy of buying and holding a diverse selection of fundamentally sound natural resources companies with solid balance sheets and talented management teams.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Global stock markets produced strong returns during the first half of 2021, while rising yields weighed on returns in some bond sectors. Investor sentiment was buoyed by the reopening of developed market economies, unprecedented fiscal and monetary stimulus, and expectations that the economy would benefit from a release of pent-up demand.

All major global and regional equity benchmarks recorded positive results during the period. Developed market stocks generally outperformed emerging markets, while in the U.S., small-cap equities outpaced large-caps and value performed better than growth. The large-cap S&P 500 Index returned 15% and finished the period at a record high. The energy sector, which was the worst performer in 2020, was the leader for the six-month period amid a sharp increase in oil prices. Financial stocks also produced strong results as banks benefited from an increase in long-term interest rates, while the real estate sector was helped by a rollback in many pandemic-related restrictions. Utilities underperformed with slight gains.

Fiscal and monetary support remained a key factor in providing a positive backdrop for markets. President Joe Biden signed the $1.9 trillion American Rescue Plan Act into law in March, and the Federal Reserve kept its short-term lending rates near zero. However, as a result of strong economic growth, central bank policymakers revised their outlook in a somewhat less dovish direction near the end of the period and indicated that rate hikes could commence in 2023, which was earlier than previously expected.

The economic recovery was evident in a variety of indicators. According to the latest estimate, U.S. gross domestic product grew at an annualized rate of 6.4% in the first quarter of 2021 following 4.3% growth in the fourth quarter of 2020. Weekly jobless claims declined throughout the period to new pandemic-era lows, although the monthly nonfarm payroll report disappointed at times as employers struggled to fill positions. Meanwhile, overall profits for companies in the S&P 500 rose by nearly 53% year over year in the first quarter, according to FactSet—the best showing since late 2009.

However, less favorably, inflation concerns led to some volatility in the equity market and caused a sharp rise in longer-term Treasury yields in the first quarter. (Bond prices and yields move in opposite directions.) While inflation measures were above the Fed’s 2% long-term inflation target toward the end of our reporting period—core consumer prices, for example, recorded their largest annual increase (3.8%) since 1992 in May—investors seemed to accept the Fed’s determination that rising price pressures were due to transitory factors arising from the reopening of the global economy.

Longer-term Treasury yields trended lower as inflation expectations began to wane later in the period, but they still finished significantly higher than they were at the end of 2020. Rising yields were a headwind for many fixed income investors; however, high yield bonds, which are less sensitive to interest rate changes, produced solid results, and investment-grade corporate bonds also performed well amid solid corporate fundamentals.

As we look ahead, the central question for investors—assuming the economy’s recovery from the pandemic continues apace—is whether the returns on financial assets will be as robust. Valuations are elevated in nearly all asset classes, and, in some areas, there are clear signs of speculation. That said, a transformed global economic landscape is generating potential opportunities as well as risks. Post-pandemic trends have the potential to create both winners and losers, giving active portfolio managers greater scope to seek excess returns. It is not an easy environment to invest in, but our investment teams remain rooted in company fundamentals and focused on the long term, and they will continue to apply strong fundamental analysis as they seek out the best investments for your portfolio.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies.

FUND COMMENTARY

How did the fund perform in the past six months?

The New Era Fund returned 15.83% in the six-month period ended June 30, 2021. The fund underperformed both the MSCI World Select Natural Resources Index Net and the Lipper Global Natural Resources Funds Index. (Returns for the fund’s I Class shares varied due to their different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The fund posted strong absolute returns, driven by surging commodity prices. Crude oil prices were supported by a robust recovery in demand amid receding pandemic risk. Meanwhile, after a weak start to the year, weather-related events in the U.S. resulted in increased demand for electricity and boosted natural gas prices.

In this environment, names levered to oil and gas generated impressive gains, and the fund’s limited exposure to the U.S. mixed exploration and production industry was the top detractor from relative performance. An underweight allocation and stock selection among oil and gas exploration and production holdings outside the U.S. also weighed on relative performance. While our selective holdings posted solid returns, they significantly lagged industry peers. In our view, despite the spike in oil prices, productivity gains in the industry remain strong, and secular long-term risks remain for names levered to energy. Further, we have a bearish view on natural gas (a byproduct of fracking), and the best players within the segment have been weighed down by relatively high production costs, putting them at a competitive disadvantage. We prefer to focus our selective energy investments in other industries, concentrating on advantaged players that operate at the low end of the oil cost curve.

Despite solid gains, names in the paper and forest products industry meaningfully trailed energy stocks and were a source of relative weakness. Among our holdings, shares of leading containerboard producer Packaging Corporation of America and European forest products producer Svenska Cellulosa fell over the period. Although the industry has lagged during the reflation rally, we believe that a steepening cost curve, improved pricing for the segment, and the increasing trend toward the substitution of less sustainable alternatives should create long-term tailwinds for the industry. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Conversely, a significant underweight to precious metals and minerals was the top contributor to relative performance. A typical safe haven in times of uncertainty, stocks in the industry trailed other high beta commodities and our underweight allocation worked in our favor. Our positions in Canadian gold miner Wesdome and Australian gold miner Perseus Mining meaningfully outpaced industry peers for the period. Stock selection in the electrical components and equipment industry also added value as our selective holdings significantly outperformed the industry.

How is the fund positioned?

Our bearish long-term outlook for oil prices and our belief that we are in the middle of a secular downcycle for commodities have not changed. Despite the spike in oil prices, oil productivity is still improving and likely has further room to run, pressuring the cost curve and leaving a challenged long-term outlook for energy stocks. As such, we remain meaningfully underweight to energy.

The oil cost curve influences the cost curve of many other commodities and informs our bearish views on metals and mining, which remains the strategy’s second-largest underweight. We continue to favor beneficiaries of commodity deflation, including utilities, packaging, and specialty chemicals. We expect to retain a meaningful allocation to paper and forest products, where we see cyclical and secular tailwinds converging, as the cost curve steepens to the advantage of low-cost producers and the growing emphasis on environmental, social, and governance (ESG) factors adds additional support to the industry.

Several top purchases for the period were in the specialty chemicals industry. Given its defensive profile, this industry faced challenges in a high-momentum market environment that seemed to overlook fundamentals. We added to our overweight position during the period. Our bearish long-term outlook for commodities makes specialty chemicals an area of focus, thanks in part to the potential margin uplift that some companies may receive from lower input costs. We initiated a new position in Atotech, a supplier of process chemicals used in electroplating solutions for electronics and automotive technology applications. In our view, the company operates in an oligopolistic industry, and its strength in Asia, as well as in certain niche applications, are an attractive differentiator from its peers. We also added to Sherwin-Williams, a best-in-class architectural coatings company and our largest holding within the segment, and increased our position in RPM, which manufactures and sells coatings and sealants to consumer and industrial markets.

We added to names in the paper and forest products industry. Over the long term, the industry stands to benefit from cyclical and secular tailwinds converging due to a steepening cost curve and an increasing interest in the incorporation of favorable ESG considerations. We increased our allocation to UPM-Kymmene—which manufactures and sells printing and writing papers—and also added to leading containerboard producer Packaging Corporation of America. We see meaningful opportunities in the space, as cost curves are rising to the advantage of low-cost producers that, in our view, are poised to benefit from rising prices and improving demand. We exited Domtar, a designer, manufacturer, marketer, and distributor of fiber-based products, and eliminated DS Smith, a UK-based producer of recyclable containerboard packaging. We reallocated the proceeds to other high-conviction ideas.

We trimmed our position in diversified metals and miners, remaining focused on well-managed companies with solid balance sheets. We believe that a global oversupply of many base metals could be a headwind through much of the secular bear market in commodities. We eliminated our position in Canada-based copper miner Lundin Mining, the largest sell for the period, and reallocated the assets to Antofagasta, after geopolitical risk in Chile presented an attractive entry point. In our view, Antofagasta offers a relatively better risk/ reward profile within the segment, and the expansion at Los Pelambres and Centinela mines are additional tailwinds. We also exited Norway-based Norsk Hydro, a producer of bauxite, alumina, and aluminum along with downstream rolled and extruded products. We believe aluminum prices have become extended due to strong demand, resulting in an unfavorable outlook for companies levered to the commodity should the market reset.

What is portfolio management’s outlook?

A massive productivity wave in U.S. shale, which collapsed cost curves, began in 2011 and prompted a secular bear market in oil that has since extended to other commodities. Commodity cycles tend to last 15 to 20 years on average, and we continue to believe there is more room for productivity to improve and the bear market to persist. The secular dynamic of productivity-driven oil price deflation was exacerbated in early 2020 by dual demand and supply shocks hitting the market, creating unprecedented pressure on market balance and ultimately driving West Texas Intermediate (WTI) prices briefly negative, in a clear signal that oil production needed to be swiftly and meaningfully curtailed.

The global spread of the coronavirus effectively shut down many large economies around the world and sent oil demand negative for the first time since the 2008 global financial crisis. This negative demand shock far exceeded any weakness previously seen in oil, but it does not take long to rebalance the market. Historical data show that oil prices overshoot to the downside after demand shocks as supply curtailments initially lag falling demand; conversely, supply lags in response to demand recovery, allowing oil prices to overshoot to the upside before normalizing. We are seeing that play out now as oil spot prices overshoot the incentive curve.

While the pandemic has created some friction to the supply response, productivity has continued to improve, and fewer rigs are needed to meet global demand. We expect spot and futures prices to fall as a result and a backwardated oil futures curve, indicative of expectations that oil prices will fall from current levels, lends support to our view. We have maintained our disciplined approach and will follow what the data tell us. We remain focused on areas where we have an investment edge; specifically, in the multiyear structural commodity call.

We remain committed to our data-driven, bottom-up stock-selection process and our philosophy of buying and holding a diverse selection of fundamentally sound natural resources companies with solid balance sheets and talented management. Our expansive global research platform continues to assist in identifying those companies that can provide long-term capital appreciation for our clients, and we believe the market will reward our disciplined and consistent approach to investing over the long term.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE NEW ERA FUND

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall.

For a more thorough discussion of risks, please see the New Era Fund’s prospectus.

BENCHMARK INFORMATION

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/21
TotalEnergies	3.6%
ConocoPhillips	3.4
Linde	2.9
Sherwin-Williams	2.4
EOG Resources	2.4
Boliden	2.3
Equinor	2.0
Chevron	1.9
Bhp	1.9
Packaging Corporation of America	1.9
NextEra Energy	1.9
International Paper	1.6
Galp Energia SGPS	1.6
Pioneer Natural Resources	1.6
Mondi	1.5
UPM-Kymmene	1.5
Air Products & Chemicals	1.4
RPM	1.4
Akzo Nobel	1.4
Atotech	1.3
Devon Energy	1.3
PPG Industries	1.2
Caterpillar	1.1
Southern Company	1.1
Air Liquide	1.1
Total	**45.7%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

June 30, 2021 (Unaudited)

PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)		
COMMON STOCKS 95.2%		
AGRICULTURE 1.8%		
Agricultural Products 0.7%		
Darling Ingredients (1)	324,500	21,904
		21,904
Fertilizers & Agricultural Chemicals 0.7%		
CF Industries Holdings	384,978	19,807
		19,807
Packaged Foods & Meats 0.4%		
Sanderson Farms	71,300	13,402
		13,402
Total Agriculture		55,113
CHEMICALS 19.2%		
Commodity Chemicals 0.8%		
Westlake Chemical	277,189	24,972
		24,972
Diversified Chemicals 1.1%		
Covestro (EUR)	239,705	15,499
Huntsman	647,171	17,163
		32,662
Industrial Gases 5.5%		
Air Liquide (EUR)	188,492	33,052
Air Products & Chemicals	149,463	42,998
Linde	301,239	87,088
		163,138
Specialty Chemicals 11.8%		
Akzo Nobel (EUR)	334,952	41,474
Atotech (1)	1,575,421	40,221
Borregaard (NOK)	710,819	15,522
Celanese	89,706	13,600
Croda International (GBP)	246,106	25,101
Koninklijke DSM (EUR)	169,501	31,685
PPG Industries	218,409	37,079
Quaker Chemical	70,023	16,609
RPM International	479,700	42,540
Sherwin-Williams	263,850	71,886
Shin-Etsu Chemical (JPY)	110,000	18,399
		354,116
Total Chemicals		574,888

COMMODITY INDUSTRIALS 14.5%		
Construction & Engineering 0.5%		
Metso Outotec (EUR)	1,306,580	15,182
		15,182
Construction & Farm Machinery & Heavy Trucks 5.0%		
AGCO	156,300	20,378
Alamo Group	87,100	13,298
Bucher Industries (CHF)	27,559	14,431
Caterpillar	157,700	34,320
Deere	90,600	31,956
Lindsay	112,400	18,578
Toro	142,400	15,647
		148,608
Construction Materials 0.5%		
Imerys (EUR)	308,573	14,443
		14,443
Electrical Components & Equipment 2.5%		
Emerson Electric	124,400	11,972
Hubbell	96,400	18,011
Legrand (EUR)	164,173	17,400
Schneider Electric (EUR)	167,668	26,432
		73,815
Industrial Machinery 5.1%		
Atlas Copco, B Shares (SEK)	292,439	15,402
Epiroc, Class B (SEK)	1,354,926	26,601
IMI (GBP)	795,410	18,930
Kadant	75,023	13,211
Sandvik (SEK)	901,687	23,056
Timken	181,800	14,651
Valmont Industries	63,800	15,060
Weir Group (GBP) (1)	944,499	24,246
		151,157
Metal & Glass Containers 0.9%		
Ball	264,679	21,444
Gores Holdings V SPAC/Ardagh Group PIPE (1)(2)	553,656	5,033
		26,477
Total Commodity Industrials		429,682
ENERGY SERVICES & PROCESSORS 7.5%		
Oil & Gas Equipment & Services 3.1%		
Cactus, Class A	507,886	18,650
ChampionX (1)	760,200	19,499

Enerflex (CAD)	1,642,700	11,118
Energy Reservoir Holdings, Class A-1, Acquisition Date: 4/30/19, Cost $10,109 (1)(3)(4)(5)	10,108,939	10,109
Halliburton	477,100	11,031
Liberty Oilfield Services, Class A (1)	587,602	8,320
Tenaris (EUR)	1,356,210	14,837
		93,564
Oil & Gas Storage & Transportation 2.1%		
Enbridge	373,200	14,943
TC Energy	639,600	31,673
Venture Global LNG, Series B, Acquisition Date: 3/8/18, Cost $489 (1)(3)(5)	162	744
Venture Global LNG, Series C, Acquisition Date: 5/25/17 - 3/8/18, Cost $11,185 (1)(3)(5)	3,124	14,339
		61,699
Semiconductor Equipment 2.3%		
Array Technologies (1)	488,942	7,628
Entegris	203,500	25,024
Shoals Technologies Group, Class A (1)	547,891	19,450
SUMCO (JPY)	701,100	17,174
		69,276
Total Energy Services & Processors		224,539
EXPLORATION & PRODUCTION 11.5%		
Non-U.S. Oil & Gas Exploration & Production 2.3%		
Aker BP (NOK)	798,080	25,437
Lundin Energy (SEK)	888,959	31,516
Parex Resources (CAD) (1)	713,190	11,910
		68,863
U.S. Oil Exploration & Production 9.2%		
ConocoPhillips	1,659,279	101,050
Devon Energy	1,304,735	38,085
EOG Resources (6)	860,672	71,815
Magnolia Oil & Gas, Class A (1)	1,119,443	17,497
Pioneer Natural Resources	292,250	47,496
		275,943
Total Exploration & Production		344,806
INTEGRATEDS 10.0%		
Integrated Oil & Gas 10.0%		
Chevron (6)	552,773	57,897
Equinor (NOK)	2,755,336	58,326
Galp Energia (EUR)	4,467,580	48,575
Hess	308,938	26,977

TotalEnergies (EUR) (7)	2,351,803	106,541
Total Integrateds		298,316
METALS & MINING 9.7%		
Diversified Metals & Mining 8.1%		
Antofagasta (GBP)	654,753	13,020
BHP Group (AUD)	1,581,663	57,541
Boliden (SEK)	1,758,897	67,682
ERO Copper (CAD) (1)	1,114,881	23,393
IGO (AUD)	3,724,603	21,257
OZ Minerals (AUD)	1,038,184	17,454
Reliance Steel & Aluminum	83,900	12,661
Southern Copper	444,500	28,590
		241,598
Precious Metals & Minerals 1.6%		
Franco-Nevada (CAD)	51,750	7,510
Kirkland Lake Gold (CAD)	226,177	8,716
Northern Star Resources (AUD)	1,657,550	12,173
Perseus Mining (AUD) (1)	5,851,177	6,406
Wesdome Gold Mines (CAD) (1)	1,434,374	13,608
		48,413
Total Metals & Mining		290,011
OTHER 11.5%		
Paper & Forest Products 11.0%		
Avery Dennison	156,496	32,902
Graphic Packaging Holding	831,800	15,089
International Paper	799,000	48,987
Mayr Melnhof Karton (EUR)	79,151	16,873
Mondi (GBP)	1,703,783	44,858
Packaging Corp. of America	417,188	56,495
Stora Enso, Class R (EUR)	1,053,466	19,237
Svenska Cellulosa, Class B (SEK)	1,083,843	17,777
UPM-Kymmene (EUR)	1,149,223	43,507
West Fraser Timber (CAD)	169,477	12,167
Westrock	421,600	22,437
		330,329
Research & Consulting Services 0.5%		
ALS (AUD)	1,409,711	13,776
		13,776
Total Other		344,105

UTILITIES 4.7%		
Electric Utilities 2.2%		
Iberdrola (EUR)	905,038	11,037
IDACORP	106,100	10,345
NextEra Energy	226,968	16,632
Terna (EUR)	1,608,146	11,993
Xcel Energy	228,479	15,052
		65,059
Independent Power Producers & Energy Traders 0.2%		
Bluescape Opportunities Acquisition (1)	595,120	6,204
		6,204
Multi-Utilities 2.3%		
Ameren	286,478	22,930
Dominion Energy	198,100	14,574
DTE Energy	123,400	15,993
WEC Energy Group	176,200	15,673
		69,170
Total Utilities		140,433
Total Miscellaneous Common Stocks 4.8% (8)		143,495
Total Common Stocks (Cost $1,966,461)		**2,845,388**

CONVERTIBLE PREFERRED STOCKS 4.1%

AGRICULTURE 0.7%		
Fertilizers & Agricultural Chemicals 0.7%		
Farmers Business Network, Series D, Acquisition Date: 11/3/17, Cost $11,372 (1)(3)(5)	615,892	20,300
Total Agriculture		20,300
COMMODITY INDUSTRIALS 0.1%		
Electrical Components & Equipment 0.1%		
Tonian Holdings, Series A, Non-Voting Units, Acquisition Date: 1/15/21, Cost $1,796 (1)(3)(5)(9)	1,796,201	1,796
Tonian Holdings, Series A, Voting Units, Acquisition Date: 1/15/21, Cost $2,526 (1)(3)(5)(9)	2,526,018	2,526
Total Commodity Industrials		4,322
METALS & MINING 0.2%		
Diversified Metals & Mining 0.2%		
Jetti Holdings, Series C, Acquisition Date: 5/24/21 - 6/30/21, Cost $4,843 (1)(3)(5)	83,662	4,843
Total Metals & Mining		4,843

UTILITIES 3.1%		
Electric Utilities 2.5%		
NextEra Energy, 5.279%, 3/1/23	801,909	39,176
Southern, Series A, 6.75%, 8/1/22	682,766	34,270
		73,446
Multi-Utilities 0.6%		
Sempra Energy, Series B, 6.75%, 7/15/21	196,200	18,993
		18,993
Total Utilities		92,439
Total Convertible Preferred Stocks (Cost $103,066)		**121,904**
SHORT-TERM INVESTMENTS 0.4%		
Money Market Funds 0.4%		
T. Rowe Price Government Reserve Fund, 0.03% (9)(10)	12,157,149	12,157
Total Short-Term Investments (Cost $12,157)		**12,157**
SECURITIES LENDING COLLATERAL 2.8%		
INVESTMENTS IN A POOLED ACCOUNT THROUGH SECURITIES LENDING PROGRAM WITH JPMORGAN CHASE BANK 2.8%		
Short-Term Funds 2.8%		
T. Rowe Price Short-Term Fund, 0.08% (9)(10)	8,517,705	85,177
Total Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank		**85,177**
Total Securities Lending Collateral (Cost $85,177)		**85,177**
Total Investments in Securities 102.5% of Net Assets (Cost $2,166,861)		**$ 3,064,626**

‡ Shares and Notional Amount are denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) A portion of the position represents an unfunded commitment; a liability to fund the commitment has been recognized. The fund's total unfunded commitment at June 30, 2021, was $5,537 and was valued at $5,033 (0.2% of net assets).

(3) See Note 2. Level 3 in fair value hierarchy.

(4) Investment in a partnership held indirectly through a limited liability company that is owned by the fund and treated as a corporation for U.S. tax purposes.

The accompanying notes are an integral part of these financial statements.

June 30, 2021 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price New Era Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies. The fund has two classes of shares: the New Era Fund (Investor Class) and the New Era Fund–I Class (I Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund's own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and Exchange-traded options on futures contracts are valued at closing settlement prices. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2021. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2021, totaled $174,000 for the six months ended June 30, 2021.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2021, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2021, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2021, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

| ($000s) | Location of Gain (Loss) on Statement of Operations |
| --- | --- |
| | Options Written |
| **Realized Gain (Loss)** | |
| Equity derivatives | $ 139 |
| Total | $ 139 |
| **Change in Unrealized Gain (Loss)** | |
| Equity derivatives | $ 264 |
| Total | $ 264 |

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby may expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount determined. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of June 30, 2021, no collateral was pledged by either the fund or counterparties for bilateral derivatives.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and, for options written, potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2021, the volume of the fund’s activity in options, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Private Investments Issued by Special Purpose Acquisition Companies Special purpose acquisition companies (SPACs) are shell companies that have no operations but are formed to raise capital with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (“IPO”). The fund may enter into a contingent commitment with a SPAC to purchase private investments in public equity (PIPE) if and when the SPAC completes its merger or acquisition. The fund maintains liquid assets sufficient to settle its commitment to purchase the PIPE. However, if the commitment expires, then no shares are purchased. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger or acquisition. The securities issued by a SPAC may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2021, the value of loaned securities was $79,890,000; the value of cash collateral and related investments was $85,177,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $525,828,000 and $668,896,000, respectively, for the six months ended June 30, 2021.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2020, the fund had $439,098,000 of available capital loss carryforwards.

At June 30, 2021, the cost of investments for federal income tax purposes was $2,203,402,000. Net unrealized gain aggregated $861,207,000 at period-end, of which $917,720,000 related to appreciated investments and $56,513,000 related to depreciated investments.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At June 30, 2021, the effective annual group fee rate was 0.28%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2021, expenses incurred pursuant to these service agreements were $35,000 for Price Associates; $635,000 for T. Rowe Price Services, Inc.; and $27,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Effective January 1, 2020, Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the six months ended June 30, 2021, this reimbursement amounted to $39,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 8 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operation systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at a meeting held on March 8–9, 2021 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2020, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other direct and indirect benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Advisor bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund to a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Expense Group), the fund’s actual management fee rate ranked in the second quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Era Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 17, 2021